UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

Quanex Building Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 961-4600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 3, 2015, Quanex Building Products Corporation (“Quanex”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on November 2, 2015, Quanex completed its acquisition (the “Acquisition”) of WII Holding, Inc., a Delaware corporation (“WII”), in accordance with the previously disclosed Agreement and Plan of Merger, dated as of August 30, 2015, among Quanex, QWMS, Inc., a Delaware corporation and a wholly-owned subsidiary of Quanex, WII, and Olympus Growth Fund IV, L.P., a Delaware limited partnership (“Olympus”), solely in its capacity as the representative of the stockholders of WII and for other purposes set forth therein (the “Merger Agreement”). As a result of the Acquisition, WII became a wholly-owned subsidiary of Quanex. WII Holding, Inc. and its consolidated subsidiaries are referred to collectively herein as “Woodcraft.” The Agreement and Plan of Merger was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Quanex on November 3, 2015, and is incorporated herein by reference.

This transaction constituted the purchase of a “significant amount of assets,” as such phrase is defined in Instruction 4 to Item 2.01 of Form 8-K, and therefore requires disclosure of certain financial information. We are amending the Original Form 8-K to provide the financial statements and pro forma financial information required by the Securities and Exchange Commission Rules.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired: Exhibit 99.1 attached hereto and incorporated by reference herein includes the audited financial statements for the periods specified in Rule 3-05(b) of Regulation S-X (17 CFR 210.3-05(b), including the Independent Auditor’s Report thereon.

(b) Pro forma financial information: Exhibit 99.2 attached hereto and incorporated by reference herein includes the following unaudited pro forma financial statements giving effect to the transaction pursuant to the Purchase Agreement described under Item 2.01 above:

•	Unaudited pro forma condensed consolidated balance sheet as of July 31, 2015;

•	Unaudited pro forma condensed consolidated statements of income (loss) for the nine months ended July 31, 2015, and the year ended October 31, 2014; and

•	Notes to unaudited pro forma condensed consolidated financial statements

(d) Exhibits: The following exhibits are filed or furnished as part of this report:

Exhibits

2.1	Agreement and Plan of Merger, dated as of August 30, 2015, among Quanex Building Products Corporation, QWMS, Inc., WII Holding, Inc., and Olympus Growth Fund IV, L.P., solely in its capacity as the representative of the stockholders of WII Holding, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on August 31, 2015, and incorporated herein by reference).

23.1*	Consent of Grant Thornton LLP

99.1*	Audited financial statements of WII Holding, Inc. and Subsidiaries for the period from January 1, 2015 to October 31, 2015 and the year ended December 31, 2014.

99.2*	Unaudited pro forma condensed consolidated financial information.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION

Date: January 14, 2016	By:	/s/ Brent L. Korb
Brent L. Korb
Senior Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 30, 2015, among Quanex Building Products Corporation, QWMS, Inc., WII Holding, Inc., and Olympus Growth Fund IV, L.P., solely in its capacity as the representative of the stockholders of WII Holding, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on August 31, 2015, and incorporated herein by reference).

23.1*	Consent of Grant Thornton LLP

99.1*	Audited financial statements of WII Holding, Inc. and Subsidiaries for the period from January 1, 2015 to October 31, 2015 and the year ended December 31, 2014.

99.2*	Unaudited pro forma condensed consolidated financial information.

*Filed herewith